UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2022

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 W. Bayshore Rd., Suite 100

Palo Alto, CA 94303

(Address of principal executive offices, including zip code)

(650) 549-9103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of common stock for $11.50 per share	PKBOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K of Peak Bio, Inc., a Delaware corporation (the “Company”), filed on November 7, 2022 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Form 8-K/A is being filed in order to include the (i) unaudited carve-out condensed consolidated financial statements of Peak Bio Co., Ltd. (“Peak Bio”) as of September 30, 2022 and for the nine months ended September 30, 2022 and 2021, (ii) unaudited pro forma condensed combined financial information of the Company and the related notes thereto as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021 and (iii) management’s discussion and analysis of financial condition and results of operations of Peak Bio for the nine months ended September 30, 2022 and 2021.

This Form 8-K/A does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including Peak Bio, subsequent to the filing date of the Original Report. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Form 8-K/A.

Capitalized terms used herein but not defined herein have the meanings given to such terms in the Original Report.

Item 8.01.	Other Events.

Reference is made to the disclosure under the heading “Introductory Note” of this Form 8-K/A, which disclosure is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited carve-out condensed consolidated financial statements of Peak Bio as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021, and the related notes thereto, are attached as Exhibit 99.1 and are incorporated herein by reference.

The management’s discussion and analysis of financial condition and results of operations of Peak Bio for the nine months ended September 30, 2022 and 2021, is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information.

Included as Exhibit 99.2 and incorporated herein by reference is the unaudited pro forma condensed combined financial information of the Company and the related notes thereto as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021, and the related notes thereto.

(d)    Exhibits.

Exhibit Number	Description

99.1	Unaudited carve-out condensed consolidated financial statements of Peak Bio as of September 30, 2022 and December 31, 2021 and for the nine months ended September 30, 2022 and 2021.

99.2	Unaudited pro forma condensed combined financial information of the Company and the related notes thereto as of and for the nine months ended September 30, 2022 and for the year ended December 31, 2021.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Peak Bio for the nine months ended September 30, 2022 and 2021.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2022	PEAK BIO, INC.

	By:	/s/ Stephen LaMond
	Name:	Stephen LaMond
	Title:	Interim Chief Executive Officer